                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) April 8, 1999


                      CALIFORNIA COASTAL COMMUNITIES, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

             0-17189                                 02-0426634
     (Commission File Number)          (I.R.S. Employer Identification No.)



6 Executive Circle, Suite 250, Irvine, California         92614
(Address of principal executive offices)                (Zip Code)


                                  (949) 250-7700
               (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
                          (Former Name or Former Address,
                           if Changed Since Last Report)

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Item 5.  OTHER EVENTS

       On April 9, 1999, the Registrant issued a press release announcing that, on April 8, 1999, the Registrant entered into an option agreement with Wheelabrator Technologies Inc. ("WTI") for the repurchase of approximately 11% of the Registrant's outstanding shares of common stock held by WTI. Copies of the press release and the option agreement are attached hereto and are incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:


       Exhibit No.              Description
       -----------              -----------
       99.1            Press Release, issued April 9, 1999

       99.2            Call/Put Option Agreement, dated as of April 8, 1999


                                        2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CALIFORNIA COASTAL COMMUNITIES, INC.



Date:  April 12, 1999              By:  /s/ Raymond J. Pacini
                                        ---------------------------------
                                        Raymond J. Pacini
                                        Chief Executive Officer



                                        3.